Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                         Suburban Propane Partners, L.P.
                          Suburban Energy Finance Corp.
              OFFER TO EXCHANGE THEIR ISSUED AND OUTSTANDING 6 7/8%
          SENIOR NOTES DUE 2013 FOR THEIR 6 7/8% SENIOR NOTES DUE 2013
     WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                 PURSUANT TO THE PROSPECTUS, DATED         , 2004

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2004,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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     As set forth in the Prospectus dated , 2004 (the "Prospectus") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 6 7/8% Senior Notes due 2013 (the "Outstanding Notes") of Suburban Propane Partners, L.P., a Delaware limited partnership, and Suburban Energy Finance Corp., a Delaware corporation (together, the "Issuers"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand, overnight courier, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus or the Letter of Transmittal.

                              The Exchange Agent is

                              THE BANK OF NEW YORK

   By Registered or Certified Mail:          By Hand after 4:30 p.m. or by           By Hand before 4:30 p.m.:
                                                  Overnight Courier:

         The Bank of New York                    The Bank of New York                   The Bank of New York
           as Exchange Agent                       as Exchange Agent                     as Exchange Agent
      Corporate Trust Operations              Corporate Trust Operations             Corporate Trust Operations
          Reorganization Unit                     Reorganization Unit                   Reorganization Unit
   101 Barclay Street, Floor 7 East        101 Barclay Street, Floor 7 East       101 Barclay Street, Floor 7 East
          New York, NY  10286                     New York, NY  10286                   New York, NY  10286
        Attention: Duong Nguyen                 Attention: Duong Nguyen               Attention: Duong Nguyen



                                  By Facsimile:

                                 (212) 298-1915

                              Confirm by Telephone:
                                 (212) 815-3687

Delivery of this instrument to an address or transmission via facsimile number other than the ones above will not constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Issuers $__________ principal amount of Outstanding Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Outstanding Notes as set forth in the Letter of Transmittal.

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 Certificate Numbers of Outstanding Notes    Principal Amount Tendered
              (if available)
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     If Outstanding Notes will be tendered by book-entry transfer to The
Depositary Trust Company (the "DTC"), provide account number.

     Account No.____________________________________________

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Issuers and The Bank of New York, as Trustee with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned.

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                                    SIGN HERE

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          Signature(s) of Registered Holder(s) or Authorized Signatory


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                         Name(s) of Registered Holder(s)
                             (Please Type or Print)

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                                     Address

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                                    Zip Code

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                         Area code and Telephone Number

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Dated:                                                               ,  2004
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





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                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, with a properly completed and duly executed Agent's Message or Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of Transmittal, within three Business Days after the Expiration Date.



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               Name of Firm                                Title


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           Authorized Signature                    Name (Please Type or Print)

                                              Dated:_____________________, 2004
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                  Address


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      Area Code and Telephone Number

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NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.